                                                                EXHIBIT 10.1
                                                                ------------


                                  GUARANTY

   GUARANTY, dated as of July 7, 1995, made by The Kushner-Locke Company (the "Guarantor"). Except as otherwise defined herein, terms used herein and defined in the Loan Agreement (as hereinafter defined) shall be used as so defined.

                            W I T N E S S E T H :
                            - - - - - - - - - -

   WHEREAS, Newmarket Capital Group, L.P. and Bank of America National Trust and Savings Association (collectively, the "Lenders") and Allied Pinocchio Productions Limited (the "Borrower") have entered into that certain Loan Agreement and those certain Promissory Notes ("Notes") dated as of July 7, 1995 relating to that certain motion picture currently entitled "THE LEGEND OF PINOCCHIO" (the "Picture") and as a condition to advancing funds thereunder, Lenders have requested that Guarantor provide this Guaranty;

   WHEREAS, Guarantor will obtain benefits as a result of Borrower and Lenders entering into the Loan Agreement, and, accordingly, desires to execute and deliver this Guaranty in order to satisfy the conditions described in the preceding paragraph;

   NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Guarantor, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby makes the following representations and warranties to Lenders and hereby covenants and agrees with Lenders as follows:

   1. The Guarantor irrevocably and unconditionally guarantees the full and prompt payment when due at maturity (whether by acceleration or otherwise) of the principal of and interest on the Notes and of all other obligations and liabilities (including, without limitation, indemnities, fees and interest thereon) of the Borrower now existing or hereafter incurred under, arising out of or in connection with the Notes and the due performance and compliance with the terms of the Notes (all such principal, interest, obligations and liabilities, collectively, the "Guaranteed Obligations"); provided, however, that the Guarantor shall in no event be liable hereunder for any amount in excess of Two Million Eight Hundred Thousand Dollars ($2,800,000.00) and Guarantor acknowledges that its liability hereunder is in addition to its liability under that certain Overage Guaranty of even date herewith from Guarantor in favor of Lenders.

   2. The Guarantor hereby waives (a) notice of acceptance of this Guaranty and notice of any liability to which it may apply; (b) presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liability, suit or taking of other action by Borrower or Lenders against, and any other notice to, any party liable thereon (including the Guarantor or any other guarantor); (c) any defense arising by reason of (i) any disability or other defense of Borrower, or (ii) the cessation from any cause whatsoever of the liability of Borrower other than indefeasible payment in full in cash of the Guaranteed Obligations; (d) any and all suretyship defenses under applicable law; (e) any and all benefits of Guarantor under California Civil Code Sections 2809, 2810, 2819, 2845, 2847, 2848, 2849, 2850 and 2899 and
California Code of Civil Procedure Sections 580a and 580d; (f) the benefit of any statute of limitations affecting its liability hereunder or the enforcement hereof, to the extent permitted by law.

   3. Lenders may at any time and from time to time without the consent of, or notice to the Guarantor, without incurring responsibility to the Guarantor, without impairing or releasing the obligations of the Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

      (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

      (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

      (c) exercise or refrain from exercising any rights against Borrower or others or otherwise act or refrain from acting;

      (d) settle or compromise any of the Guaranteed Obligations or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of Borrower to creditors of Borrower other than Lenders and the Guarantor;

      (e) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of Borrower to Lenders regardless of what liabilities or liabilities of Borrower remain unpaid; PROVIDED, however, that any and all sums paid by the Guarantor pursuant to this Guaranty shall be applied towards the Guaranteed Obligations;

      (f) consent to or waive any breach of, or any act, omission or default under, the Notes, or otherwise amend, modify or supplement the Notes or any of such other instruments or agreements; and/or

      (g) act or fail to act in any manner referred to in this Guaranty which may deprive the Guarantor of any right to subrogation which it may have against Borrower to recover full indemnity for any payments made pursuant to this Guaranty.

   4. The obligations of the Guarantor under this Guaranty are absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation:

      (a) any action or inaction by the Lenders as contemplated in Section 3 of this Guaranty;

      (b) any invalidity, irregularity or unenforceability of all or part of the Guaranteed Obligations or of any security therefor;

      (c) the Lenders' election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C.
   Section 101 et seq.) (the "Bankruptcy Code"), of the application of
   Section 1111(b)(2) of the Bankruptcy Code;

      (d) any borrowing or grant of a security interest by the Borrower, as debtor-in-possession, or extension of credit, under
   Section 364 of the Bankruptcy Code;

      (e) the disallowance under Section 502 of the Bankruptcy
   Code of all or any portion of the Lenders' claim(s) for repayment of the Guaranteed Obligations;

      (f) any use of cash collateral under Section 363 of the Bankruptcy Code;

      (g) any agreement or stipulation as to the provision of adequate protection in any bankruptcy proceeding;

      (h) the avoidance of any lien in favor of the Agent for any reason;

      (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against the Guarantor, including, without limitation, any discharge of, or bar or stay against collecting, all or any of the Guaranteed Obligations (or any interest thereon) in or as a result of any such proceeding;

      (j) failure by the Lenders to file or enforce a claim against the Borrower or its estate in any bankruptcy or insolvency case or proceeding;

      (k) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

   This Guaranty is a primary obligation of the Guarantor.

   5. If and to the extent that the Guarantor makes any payment to the Lenders or to any other person or entity pursuant to or in respect of this Guaranty, any claim which the Guarantor may have against the Borrower by reason thereof shall be subject and subordinate to the prior payment in full of the Guaranteed Obligations.

   6. In order to induce the Lenders to enter into the Loan Agreement, the Guarantor makes the following representations, warranties and agreements:

      (a) The Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of California, (ii) has the power and authority to own its property and assets and to transact business in which it is engaged and
   (iii) is duly qualified and in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification.

      (b) The Guarantor has the power to execute, deliver and perform the terms and provisions of this Guaranty and has taken all necessary action to authorize the execution, delivery and performance of this Guaranty. The Guarantor has duly executed and delivered this Guaranty, and this Guaranty constitutes a legal, valid and binding obligation of Guarantor enforceable in accordance with its terms.

      (c) Neither the execution, delivery or performance by the Guarantor of this Guaranty, nor its compliance with the terms and provisions hereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, or (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under any agreement, contract or instrument to which the Guarantor is a party or by which it or any of its property or assets are bound or to which it may be subject.

      (d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the execution and delivery hereof) or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Guaranty or (ii) the legality, validity, binding effect or enforceability of this Guaranty.

      (e) Guarantor will obtain benefits as a result of Borrower entering into the Loan Agreement and Guarantor has reviewed and is familiar with the Loan Agreement and is familiar with the financial and business affairs of Borrower.

      (f) All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of the Guarantor in writing to the Lenders (including without limitation all information contained herein) for purposes of or in connection with this Guaranty or any transaction contemplated herein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of the Guarantor in writing to the Lenders will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fast necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided.

      (g) The Guarantor has filed all tax returns it is required to file and has paid all income taxes he is required to pay which have become due pursuant to such tax returns and all other taxes and assessments he must pay which have become due, other than those not yet delinquent and except for those contested in good faith and for which adequate reserves have been established. The Guarantor has paid, or has provided adequate reserves (in the good faith judgment of the Guarantor) for the payment of, all federal and state income taxes applicable for all prior fiscal years and for the current fiscal year to the date hereof.

      (h) The Guarantor is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except such noncompliances as would not, in the aggregate, have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Guarantor taken as a whole.

   7. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of the Lenders in exercising any right, power or privilege hereunder and no course of dealing between the Guarantor, the Lenders or any holder of the Notes shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Lenders or any holder of the Note would otherwise have. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Lenders or any holder of the Note to any other or further action in any circumstances without notice or demand.

   8. This Guaranty shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of Lenders and its successors and assigns. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Guarantor and Lenders.

   9. All notices and other communications hereunder shall be in writing to the party to be so notified at its address specified opposite its signature below.

   10. This Guaranty shall remain in full force and effect until the Guaranteed Obligations have been paid in full. Notwithstanding any termination or discharge of this Guaranty, if a claim is ever made upon Lenders for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and Lenders repay all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over Lenders or any of its property or (b) any settlement or compromise of any such claim effected by Lenders with any such claimant (including Borrower), then and in such event the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon it, notwithstanding any revocation hereof, and the Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by Lenders.

   11. This Guaranty shall be construed in accordance with and governed by the law of the State of California without reference to the principles of conflicts of law thereof. Guarantor hereby agrees that any legal action or proceeding with respect hereto may be brought in the courts of the State of California or in the federal courts for the United States for the Central District of California, as the moving party may elect. By execution below, the Guarantor irrevocably submits to such jurisdiction and irrevocably waives any objection to the venue or any claim of inconvenient forum which it may now or hereafter have in connection with any action or proceeding arising out of or relating hereto brought in the courts of such jurisdiction.

   12. This Guaranty may be executed by the parties hereto in counterparts, and each such counterpart, when so executed, shall be deemed an original and all such counterparts shall constitute but one and the same agreement.

   13. The illegality or unenforceability of any provision of this Guaranty or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Guaranty or any instrument or agreement required hereunder.

   IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

THE KUSHNER-LOCKE COMPANY              ADDRESS


By:  /s/ LENORE NELSON                 11601 Wilshire Boulevard
    ----------------------             21st Floor
Its:     EVP/CFO/SA                    Los Angeles, California 90025
    ----------------------

                               OVERAGE GUARANTY

   GUARANTY, dated as of July 7, 1995, made by The Kushner-Locke Company (the "Guarantor"). Except as otherwise defined herein, terms used herein and defined in the Loan Agreement (as hereinafter defined) shall be used as so defined.

                            W I T N E S S E T H :
                            - - - - - - - - - -

   WHEREAS, Newmarket Capital Group, L.P. and Bank of America National Trust and Savings Association (collectively, the "Lenders") and Allied Pinocchio Productions Limited (the "Borrower") have entered into that certain Loan Agreement and those certain Promissory Notes ("Notes") dated as of July 7, 1995 relating to that certain motion picture currently entitled "THE LEGEND OF PINOCCHIO" (the "Picture") and as a condition to advancing funds thereunder, Lenders have requested that Guarantor provide this Guaranty;

   WHEREAS, Guarantor will obtain benefits as a result of Borrower and Lenders entering into the Loan Agreement, and, accordingly, desires to execute and deliver this Guaranty in order to satisfy the conditions described in the preceding paragraph;

   NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Guarantor, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby makes the following representations and warranties to Lenders and hereby covenants and agrees with Lenders as follows:

   1. The Guarantor irrevocably and unconditionally guarantees the full and prompt payment when due at maturity (whether by acceleration or otherwise) of any interest which has accrued under the Loan Agreement in excess of the Interest and Fee Reserve and any loss resulting from converting currency under the Loan Agreement at any rate less favorable than as set forth in the Approved Budget (collectively, the "Guaranteed Obligations"); provided, however, that the Guarantor shall in no event be liable hereunder for any amount in excess of Four Hundred Fifty Thousand Dollars ($450,000) and Guarantor acknowledges that its liability hereunder is in addition to its liability under the KL Guaranty.

   2. The Guarantor hereby waives (a) notice of acceptance of this Guaranty and notice of any liability to which it may apply; (b) presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liability, suit or taking of other action by Borrower or Lenders against, and any other notice to, any party liable thereon (including the Guarantor or any other guarantor); (c) any defense arising by reason of (i) any disability or other defense of Borrower, or (ii) the cessation from any cause whatsoever of the liability of Borrower other than indefeasible payment in full in cash of the Guaranteed Obligations; (d) any and all suretyship defenses under applicable law; (e) any and all benefits of Guarantor under California Civil Code Sections 2809, 2810, 2819, 2845, 2847, 2848, 2849, 2850 and 2899 and California Code of Civil Procedure Sections 580a and 580d; (f) the benefit of any statute of limitations affecting its liability hereunder or the enforcement hereof, to the extent permitted by law.

   3. Lenders may at any time and from time to time without the consent of, or notice to the Guarantor, without incurring responsibility to the Guarantor, without impairing or releasing the obligations of the Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

      (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

      (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

      (c) exercise or refrain from exercising any rights against Borrower or others or otherwise act or refrain from acting;

      (d) settle or compromise any of the Guaranteed Obligations or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of Borrower to creditors of Borrower other than Lenders and the Guarantor;

      (e) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of Borrower to Lenders regardless of what liabilities or liabilities of Borrower remain unpaid; PROVIDED, however, that any and all sums paid by the Guarantor pursuant to this Guaranty shall be applied towards the Guaranteed Obligations;

      (f) consent to or waive any breach of, or any act, omission or default under, the Notes, or otherwise amend, modify or supplement the Notes or any of such other instruments or agreements; and/or

      (g) act or fail to act in any manner referred to in this Guaranty which may deprive the Guarantor of any right to subrogation which it may have against Borrower to recover full indemnity for any payments made pursuant to this Guaranty.

   4. The obligations of the Guarantor under this Guaranty are absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation:

      (a) any action or inaction by the Lenders as contemplated in Section 3 of this Guaranty;

      (b) any invalidity, irregularity or unenforceability of all or part of the Guaranteed Obligations or of any security therefor;

      (c) the Lenders' election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C.
   Section 101 et seq.) (the "Bankruptcy Code"), of the application of
   Section 1111(b)(2) of the Bankruptcy Code;

      (d) any borrowing or grant of a security interest by the Borrower, as debtor-in-possession, or extension of credit, under
   Section 364 of the Bankruptcy Code;

      (e) the disallowance under Section 502 of the Bankruptcy
   Code of all or any portion of the Lenders' claim(s) for repayment of the Guaranteed Obligations;

      (f) any use of cash collateral under Section 363 of the Bankruptcy Code;

      (g) any agreement or stipulation as to the provision of adequate protection in any bankruptcy proceeding;

      (h) the avoidance of any lien in favor of the Agent for any reason;

      (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against the Guarantor, including, without limitation, any discharge of, or bar or stay against collecting, all or any of the Guaranteed Obligations (or any interest thereon) in or as a result of any such proceeding;

      (j) failure by the Lenders to file or enforce a claim against the Borrower or its estate in any bankruptcy or insolvency case or proceeding;

      (k) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

   This Guaranty is a primary obligation of the Guarantor.

   5. If and to the extent that the Guarantor makes any payment to the Lenders or to any other person or entity pursuant to or in respect of this Guaranty, any claim which the Guarantor may have against the Borrower by reason thereof shall be subject and subordinate to the prior payment in full of the Guaranteed Obligations.

   6. In order to induce the Lenders to enter into the Loan Agreement, the Guarantor makes the following representations, warranties and agreements:

      (a) The Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of California, (ii) has the power and authority to own its property and assets and to transact business in which it is engaged and
   (iii) is duly qualified and in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification.

      (b) The Guarantor has the power to execute, deliver and perform the terms and provisions of this Guaranty and has taken all necessary action to authorize the execution, delivery and performance of this Guaranty. The Guarantor has duly executed and delivered this Guaranty, and this Guaranty constitutes a legal, valid and binding obligation of Guarantor enforceable in accordance with its terms.

      (c) Neither the execution, delivery or performance by the Guarantor of this Guaranty, nor its compliance with the terms and provisions hereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, or (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under any agreement, contract or instrument to which the Guarantor is a party or by which it or any of its property or assets are bound or to which it may be subject.

      (d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the execution and delivery hereof) or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Guaranty or (ii) the legality, validity, binding effect or enforceability of this Guaranty.

      (e) Guarantor will obtain benefits as a result of Borrower entering into the Loan Agreement and Guarantor has reviewed and is familiar with the Loan Agreement and is familiar with the financial and business affairs of Borrower.

      (f) All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of the Guarantor in writing to the Lenders (including without limitation all information contained herein) for purposes of or in connection with this Guaranty or any transaction contemplated herein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of the Guarantor in writing to the Lenders will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fast necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided.

      (g) The Guarantor has filed all tax returns it is required to file and has paid all income taxes he is required to pay which have become due pursuant to such tax returns and all other taxes and assessments he must pay which have become due, other than those not yet delinquent and except for those contested in good faith and for which adequate reserves have been established. The Guarantor has paid, or has provided adequate reserves (in the good faith judgment of the Guarantor) for the payment of, all federal and state income taxes applicable for all prior fiscal years and for the current fiscal year to the date hereof.

      (h) The Guarantor is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except such noncompliances as would not, in the aggregate, have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Guarantor taken as a whole.

   7. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of the Lenders in exercising any right, power or privilege hereunder and no course of dealing between the Guarantor, the Lenders or any holder of the Notes shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Lenders or any holder of the Note would otherwise have. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Lenders or any holder of the Note to any other or further action in any circumstances without notice or demand.

   8. This Guaranty shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of Lenders and its successors and assigns. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Guarantor and Lenders.

   9. All notices and other communications hereunder shall be in writing to the party to be so notified at its address specified opposite its signature below.

   10. This Guaranty shall remain in full force and effect until the Guaranteed Obligations have been paid in full. Notwithstanding any termination or discharge of this Guaranty, if a claim is ever made upon Lenders for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and Lenders repay all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over Lenders or any of its property or (b) any settlement or compromise of any such claim effected by Lenders with any such claimant (including Borrower), then and in such event the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon it, notwithstanding any revocation hereof, and the Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by Lenders.

   11. This Guaranty is secured in part by that certain cash deposit in the amount of $225,000 made into the Collection Account, which deposit is the subject of that certain Cash Collateral Agreement by and among Guarantor and Lenders dated as of even date herewith.

   12. This Guaranty shall be construed in accordance with and governed by the law of the State of California without reference to the principles of conflicts of law thereof. Guarantor hereby agrees that any legal action or proceeding with respect hereto may be brought in the courts of the State of California or in the federal courts for the United States for the Central District of California, as the moving party may elect. By execution below, the Guarantor irrevocably submits to such jurisdiction and irrevocably waives any objection to the venue or any claim of inconvenient forum which it may now or hereafter have in connection with any action or proceeding arising out of or relating hereto brought in the courts of such jurisdiction.

   13. This Guaranty may be executed by the parties hereto in counterparts, and each such counterpart, when so executed, shall be deemed an original and all such counterparts shall constitute but one and the same agreement.

   14. The illegality or unenforceability of any provision of this Guaranty or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Guaranty or any instrument or agreement required hereunder.

   IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

THE KUSHNER-LOCKE COMPANY              ADDRESS


By:  /s/ LENORE NELSON                 11601 Wilshire Boulevard
    ----------------------             21st Floor
Its:     EVP/CFO/SA                    Los Angeles, California 90025
    ----------------------

                        GERMAN CASH COLLATERAL AGREEMENT
                        --------------------------------

                                                      Dated as of July 7, 1995

Newmarket Capital Group, L.P.
202 North Canon Drive
Beverly Hills, California 90210
Attention: Chris Ball

Bank of America National
Trust and Savings Association
2049 Century Park East, Suite 300
Los Angeles, California 90067
Attention: Sheryl Bond

Ladies and Gentlemen:

A. Reference is hereby made to the following agreements:

   1. That certain Loan Agreement dated as of July 7, 1995 (the "Loan Agreement") between Newmarket Capital Group, L.P. and Bank of America National Trust and Savings Association (collectively, the "Lenders") on the one hand and Allied Pinocchio Productions Limited ("Borrower") on the other hand pursuant to which Lenders have agreed to make certain loans to Borrower in accordance with the terms and conditions thereof in connection with the financing of the production, completion and delivery of that certain theatrical motion picture currently entitled "THE LEGEND OF PINOCCHIO" (the "Picture");

   2. that certain Interparty Agreement dated as of July 7, 1995 among Borrower, Lenders, Kushner-Locke International, Inc., The Kushner-Locke Company ("KLC"), International Film Guarantors, L.P. and Fireman's Fund Insurance Company (collectively, the Guarantor") relating to the Picture;

   3. that certain Memorandum of Agreement dated as of May 22, 1995 (the "Distribution Agreement") among Alta Vista Film GmbH ("Alta Vista"), Borrower and Dieter Geissler Filmproduktion GmbH relating to distribution of the Picture in Germany, Austria, Liechtenstein, Switzerland, Alto Adige and Luxembourg; and

   4. that certain Notice of Assignment and Irrevocable Authority from Borrower to Alta Vista dated as of _________, 1995 and that certain Acceptance of Assignment dated as of ________, 1995 from Alta Vista to Borrower (collectively, the "Notices") pursuant to which Alta Vista agrees to pay all monies due from Alta Vista to Borrower under the Distribution Agreement to Lenders by deposit in the Collection Account.

All capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

B. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, KLC hereby agrees as follows:

   1. KLC shall deposit in the Collection Account concurrently with the Lenders' first advance to Borrower under the Loan Agreement the amount of $765,000 (the "Deposit").

   2. KLC hereby grants to Lenders a continuing security interest in and to the Deposit and all interest accrued in connection therewith to secure the obligations of Alta Vista to Borrower under the Distribution Agreement.

   3. KLC hereby agrees that Lenders shall be entitled to draw on the Deposit to satisfy the obligations of Alta Vista under the Distribution Agreement at the time any of such obligations are due and owing to Borrower pursuant to the Distribution Agreement and/or Lenders pursuant to the Notices.

   4. KLC agrees that Lenders shall be entitled to apply the Deposit in satisfaction of any or all of the obligations described in paragraph B.3. above, in such order and at such times as Lenders may determine in their sole discretion.

C. Lenders hereby agree that they will release the Deposit plus any interest accrued thereon (or any portion remaining thereof, if any) to KLC once an irrevocable letter of credit, in form and substance satisfactory to Lenders and Guarantor, is issued by HypoBank, N.Y. or such other bank as is satisfactory to Lenders in their sole and absolute discretion, for the benefit of Lenders.

D. KLC acknowledges that the execution of this Agreement is a condition precedent to funds being made available under the Loan Agreement and that Lenders are relying on this Agreement in making Loans to Borrower.

E. No failure or delay on the part of Lenders in the exercise of any power, right, remedy or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any power, right, remedy or privilege or any single or partial waiver of any breach under this Agreement preclude any other or further exercise of the same or any other right, power, remedy or privilege or be deemed a waiver of any other breach under this Agreement. No notice to or demand on KLC and/or Alta Vista in any case shall entitle KLC and/or Alta Vista to any further notice or demand in similar or other circumstances or constitute a waiver of Lenders' right to take any action without notice or demand. Any waiver, consent or approval by Lenders under this Agreement must be in a writing signed by Lenders to be effective.

F. None of this Agreement or any provision hereof may be amended, waived, discharged or terminated unless such amendment, waiver, discharge or termination is in writing signed by the Lenders. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all oral negotiations and prior writings in respect to such subject matter.

G. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA OF THE UNITED STATES OF AMERICA WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

                                       THE KUSHNER-LOCKE COMPANY

                                       By:    /s/ LENORE NELSON
                                           ------------------------
                                       Its:       EVP/CFO/SA
                                           ------------------------


ACKNOWLEDGED AND AGREED:

NEWMARKET CAPITAL GROUP, L.P.
By: BFB, LLC.
Its: Its Managing General Partner

By:  /s/ CHRIS BALL
    -------------------------
Its:     C.O.O.
    -------------------------

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION

By:  /s/ SHERYL BOND
    -------------------------
Its:     VICE PRESIDENT
    -------------------------

                           CASH COLLATERAL AGREEMENT
                           -------------------------

                                                      Dated as of July 7, 1995


Newmarket Capital Group, L.P.
202 North Canon Drive
Beverly Hills, California 90210
Attention: Chris Ball

Bank of America National
Trust and Savings Association
2049 Century Park East, Suite 300
Los Angeles, California 90067
Attention: Sheryl Bond

Ladies and Gentlemen:

A. Reference is hereby made to the following agreements:

1. That certain Loan Agreement dated as of July 7, 1995 (the "Loan Agreement") between Newmarket Capital Group, L.P. and Bank of America National Trust and Savings Association (collectively, the "Lenders") on the one hand and Allied Pinocchio Productions Limited ("Borrower") on the other hand pursuant to which Lenders have agreed to make certain loans to Borrower in accordance with the terms and conditions thereof in connection with the financing of the production, completion and delivery of that certain theatrical motion picture currently entitled "THE LEGEND OF PINOCCHIO" (the "Picture");

2. That certain Guaranty dated as of July 7, 1995 (the "Guaranty") from The Kushner-Locke Company ("KLC") in favor of Lenders pursuant to which KLC agrees to guarantee the Obligations of Borrower to Lenders pursuant to the Loan Agreement in an amount up to $2,800,000; and

3. That certain Overage Guaranty dated as of July 7, 1995 (the "Overage Guaranty") from KLC in favor of Lenders pursuant to which KLC agrees to guarantee certain Obligations of Borrower to Lenders pursuant to the Loan Agreement in an amount up to $450,000 in addition to their obligations under the Guaranty.

All capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

B. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, KLC hereby agrees as follows:

   1. KLC shall deposit in the Collection Account concurrently with the Lenders' first advance to Borrower under the Loan Agreement the amount of $225,000 (the "Deposit").

   2. KLC hereby grants to Lenders a continuing security interest in and to the Deposit and all interest accrued in connection therewith to secure (i) the Obligations of Borrower to Lenders under the Loan Agreement and (ii) the obligations of KLC to Lenders under the Overage Guaranty.

   3. KLC hereby agrees that Lenders shall be entitled to draw on the Deposit:

      (a) at any time at which the Interest and Fee Reserve is insufficient to pay interest, costs, fees and other expenses and obligations to be paid by Borrower for the benefit of Lenders pursuant to the Loan Agreement, in which case the Deposit shall be applied by Lenders to pay such outstanding obligations of the Borrower, and/or

      (b) at any time after the Maturity Date if the Obligations of Borrower to Lenders under the Loan Agreement have not previously been indefeasibly paid in full, in which case the Deposit shall be applied by Lenders to pay such outstanding obligations of the Borrower, and/or

      (c) to satisfy the obligations of KLC under the Overage
   Guaranty at the time any of such obligations are due and owing to Lenders.

   4. KLC agrees that Lenders shall be entitled to apply the Deposit in satisfaction of any or all of the obligations described in paragraph B.3. above, in such order and at such times as Lenders may determine in their sole discretion.

C. Lenders hereby agree that they will release the Deposit plus any interest accrued thereon (or any portion remaining thereof, if any) to KLC once all the Obligations of Borrower to Lenders under the Loan Agreement have been indefeasibly paid in full.

D. KLC hereby incorporates each and every waiver set forth in the Guaranty and the Overage Guaranty for the benefit of Lenders as if such waivers were fully set forth herein.

E. KLC acknowledges that the execution of this Agreement is a condition precedent to funds being made available under the Loan Agreement and that Lenders are relying on this Agreement in making Loans to Borrower.

F. No failure or delay on the part of Lenders in the exercise of any power, right, remedy or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any power, right, remedy or privilege or any single or partial waiver of any breach under this Agreement preclude any other or further exercise of the same or any other right, power, remedy or privilege or be deemed a waiver of any other breach under this Agreement. No notice to or demand on KLC in any case shall entitle KLC to any further notice or demand in similar or other circumstances or constitute a waiver of Lenders' right to take any action without notice or demand. Any waiver, consent or approval by Lenders under this Agreement must be in a writing signed by Lenders to be effective.

G. None of this Agreement or any provision hereof may be amended, waived, discharged or terminated unless such amendment, waiver, discharge or termination is in writing signed by the Lenders. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all oral negotiations and prior writings in respect to such subject matter.

H. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA OF THE UNITED STATES OF AMERICA WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

                                       THE KUSHNER-LOCKE COMPANY

                                       By:    /s/ LENORE NELSON
                                           ------------------------
                                       Its:       EVP/CFO/SA
                                           ------------------------


ACKNOWLEDGED AND AGREED:

NEWMARKET CAPITAL GROUP, L.P.
By: BFB, LLC.
Its: Its Managing General Partner


By:  /s/ CHRIS BALL
    -------------------------
Its:     C.O.O.
    -------------------------

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION

By:  /s/ SHERYL BOND
    -------------------------
Its:     VICE PRESIDENT
    -------------------------


                                       3